EXHIBIT 10.2
EXECUTION VERSION

FIFTH AMENDMENT TO RECEIVABLES SALE AGREEMENT

THIS FIFTH AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of June 21, 2016 (this “Amendment”) is entered into by and between AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Buyer”), and AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation (in such capacity, the “Originator”).
R E C I T A L S
A.    The Buyer and the Originator have entered into that certain Receivables Sale Agreement, dated as of July 10, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”).
B.    The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.
2.    Amendments to the Agreement. As of the Effective Date (as defined below), the Agreement is hereby amended as follows:
2.1    Section 4.1(q) of the Agreement is hereby amended by replacing the amount “$50,000,000” where it appears therein with the amount “$100,000,000”.
2.2    Section 4.1(v) of the Agreement is hereby amended by replacing the amount “$50,000,000” where it appears in each instance in clauses (ii) and (iii) thereof with the amount “$100,000,000”.
2.3    Section 5.1(d) of the Agreement is hereby amended by replacing the amount “$50,000,000” where it appears therein with the amount “$100,000,000”.
2.4    Section 5.1(g) of the Agreement is hereby amended by replacing the amount “$50,000,000” where it appears therein with the amount “$100,000,000”.
2.5    Section 5.1(h) of the Agreement is hereby amended by replacing the amount “$50,000,000” where it appears therein with the amount “$100,000,000”.
3.    Representations and Warranties. Each of the Originator and the Buyer represents and warrants that:

(a) Representations and Warranties. Each representation and warranty made by it in the Agreement, as amended by this Amendment, and in the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true as of such earlier date).
(b)    Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part. Each of this Amendment and the Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(c)    No Default. After giving effect to all transactions on the date hereof, both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
4.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as set forth herein.
5.    Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) subject to the condition precedent that each Purchaser Agent shall have received, on or before the Effective Date, each of the following, each in form and substance satisfactory to each Purchaser Agent:
(a)    counterparts of this Amendment, duly executed by the parties hereto;
(b)    counterparts of that certain Tenth Amendment to the Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, duly executed by the parties thereto (including evidence that each of the conditions to effectiveness set forth therein have been satisfied); and
(c)    such other documents and instruments as a Purchaser Agent may reasonably request.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission,

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and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.
7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
8.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any other Transaction Document or any provision hereof or thereof.
9.    Transaction Document. This Amendment shall constitute a Transaction Document under the Agreement.
10.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Buyer

By:_/s/ J. F. Quinn__________________________
Name: J.F. Quinn
Title: Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as Originator

By:_/s/ J. F. Quinn _________________________
Name: J.F. Quinn
Title: Vice President & Corporate Treasurer

S-1	Fifth Amendment to Receivables Sale Agreement (ARFC)